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                                                                    EXHIBIT 10.2


                              BOWATER INCORPORATED

                              ANNUAL INCENTIVE PLAN

            (as amended and restated effective as of January 1, 1999)


                                    CONTENTS

1.       Name and Purpose

2.       Regulations

3.       Administration

4.       Policy

5.       Participation

6.       Performance Targets

7.       Incentive Awards

8.       Amendment or Discontinuance

9.       Effective Date


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                              BOWATER INCORPORATED

                              ANNUAL INCENTIVE PLAN

1.       Name and Purpose

         The name of this plan is the Bowater Incorporated Annual Incentive Plan (hereinafter referred to as the "Annual Incentive Plan" or the "Plan"), and its purpose is to promote the interests of the stockholders of Bowater Incorporated (hereinafter referred to as the "Corporation"), by attracting and retaining employees of the Corporation who will strive for excellence and to motivate those employees to set and achieve business objectives by providing rewards for those who contribute most to the operating progress and earning power of the Corporation and its subsidiaries.

2.       Regulations

         The Human Resources and Compensation Committee of the Board of Directors shall have the power to adopt eligibility and other rules and regulations not inconsistent with the provisions of the Plan (hereinafter referred to as the "Regulations") for the administration thereof and to alter, amend, or revoke any Regulation so adopted.

3.       Administration

         The Human Resources and Compensation Committee (hereinafter referred to as the "Committee") of the Board of Directors shall be chosen by the board from those of its members not eligible to participate in the benefits of the Plan and such Committee shall have full power and authority to interpret and administer the Plan in accordance with the Regulations.

4.       Policy

         The Annual Incentive Plan is an integral part of total compensation for participating employees of the Corporation. It is designed to contribute toward producing total competitive compensation (base salary plus annual incentive), in a normal year.

5.       Participation

         Participation in the benefits of the Plan shall be limited to employees of the Corporation and its subsidiaries.


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6.       Performance Targets

         Each year the Committee shall review and approve performance targets to be used to determine incentive awards.

7.       Incentive Awards

         (a) Upon the determination by the Corporation of the extent to which the performance targets have been achieved, the Committee may make awards for such year to such employees as it may select and in such amounts as it may determine in accordance with the Regulations. The Regulations shall require the Committee in fixing the amounts of such awards to take into consideration the distinct contributions of the selected employees' organizational units to the operating progress and earnings power of the Corporation and its subsidiaries. The Committee's selection of the employees to whom awards for such year shall be made and its determination of the amount of each such award shall be final.

         (b) Subject to such conditions as may be provided or authorized by the Regulations, the awards so made to selected employees shall be paid or distributed to them or their legal representatives by check or direct deposit to the payee's account.

8.       Amendment or Discontinuance

         The Board of Directors may alter, suspend, or discontinue the Plan, subject to meeting any and all payment obligations incurred prior to such Board actions. Periodically, the Committee shall assess the Plan's effectiveness in achieving its purposes. The Committee shall make such changes in the Plan as it deems appropriate after each such review.

9.       Effective Date

         The Plan first became effective on January 1, 1984, and has been subsequently amended and restated as of January 1989 and as of January 1, 1999.



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